Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 23, 2000


                             United Bancshares, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



        Pennsylvania                 0-25976                51-0023450
        ------------                 -------                ----------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


                             300 North Third Street
                             ----------------------
                        Philadelphia, Pennsylvania 19106
              (Address of principal executive offices) (Zip Code)


                                 (215) 829-2265
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

Item 5.    Other Events.

      On February 23, 2000, United Bancshares, Inc. ("UBS") and its wholly-owned subsidiary, United Bank of Philadelphia ("United Bank") entered into a written agreement with the Federal Reserve Bank of Philadelphia.

Item 7.    Financial Statements and Exhibits.

     (c) Exhibits

     99 Agreement among the Federal Reserve Bank of Philadelphia UBS and United Bank.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          United Bancshares, Inc.


   February 25, 2000                      By: /s/ EMMA C. CHAPPELL
                                              -----------------------
                                                  Emma C. Chappell
                                                  President

                                 EXHIBIT INDEX



Number    Exhibit
------    -------
99        Written Agreement among the Federal Reserve Bank of
          Philadelphia, UBS and United Bank dated February 23, 2000.